Exhibit 8.1

LIST OF CONSOLIDATED SUBSIDIARIES

The following is a list of our consolidated subsidiaries as of December 31, 2013.

NAME	JURISDICTION OF INCORPORATION
POSCO ENGINEERING & CONSTRUCTION CO., LTD.	Korea
POSCO Processing&Service	Korea
POSCO COATED & COLOR STEEL Co., Ltd.	Korea
POSCO PLANTEC Co., Ltd.	Korea
POSCO ICT	Korea
POSCO Research Institute	Korea
POSMATE (former Seoung Gwang Co., Ltd.)	Korea
POSCO A&C	Korea
POSCO Specialty Steel Co., Ltd.	Korea
POSTECH Venture Capital Co., Ltd.	Korea
eNtoB Corporation	Korea
POSCO CHEMTECH	Korea
POSCO-Terminal Co., Ltd.	Korea
POSCO M-TECH	Korea
POSCO ENERGY CO., LTD.	Korea
Postech 2006 Energy Fund	Korea
POSCO TMC Co., Ltd.	Korea
POSCO NIPPON STEEL RHF JOINT VENTURE CO., Ltd.	Korea
MegaAsset Co., Ltd.	Korea
POSCO Engineering CO., Ltd.	Korea
Pohang SPFC Co., Ltd.	Korea
POSWITH Co., Ltd.	Korea
POSCO AST	Korea
POSHIMETAL Co., Ltd.	Korea
Poscoene	Korea
POSFINE Co., Ltd.	Korea
POSCO Humans	Korea
Mapo Hibroad Parking co., Ltd.	Korea
Dakos Co., Ltd.	Korea
Steel Processing and Fabricating Center Co.,LTD	Korea
POSCALCIUM Company, Ltd.	Korea
Plant Engineering Service Technology Co., Ltd.	Korea
9Digit Co., Ltd.	Korea
Postech Early Stage Fund	Korea
Busan E&E Co., Ltd.	Korea
POSCO Family Strategy Fund	Korea
POREKA Co., Ltd.	Korea
Daewoo International Corporation	Korea
POSCO LED Co., Ltd.	Korea
Gunsan SPFC Co., Ltd.	Korea
Pohang Scrap Recycling Distribution Center Co., Ltd.	Korea
PSC Energy Global Co., Ltd.	Korea
Suncheon Eco Trans Co., Ltd.	Korea
Reco Metal Co., Ltd.	Korea
New Altec Co., Ltd.	Korea
PONUTech Co., Ltd.	Korea
BLUE O&M Co., Ltd.	Korea
Tamra Offshore Wind Power Co., Ltd.	Korea

POS-HiAL	Korea
MCM Korea	Korea
Tancheonene Co., Ltd.	Korea
IT Engineering	Korea
POSCO America Corporation	USA
POSCO Australia PTY LTD	Australia
POSCO Canada Ltd.	Canada
POSCAN Elkveiw Coal Ltd.	Canada
POSCO Asia Co., Ltd.	Hong Kong
Dalian POSCO Steel Co., Ltd	China
POSCO-CTPC Co., Ltd.	China
POSCO-JKPC Co., Ltd.	Japan
INTERNATIONAL BUSINESS CENTER CORPORATION	Vietnam
POSCO E&C Vietnam Co., Ltd.	Vietnam
Zhangjiagang Pohang Stainless Steel Co., Ltd.	China
POSCO (Guangdong) Steel Co., Ltd.	China
POSCO (Thailand) Company Limited	Thailand
Myanmar POSCO Steel Co., Ltd.	Myanmar
POSCO-JOPC Co., Ltd.	Japan
POSCO Investment Co., Ltd.	Hong Kong
POSCO-MKPC SDN BHD	Malaysia
Qingdao Pohang Stainless Steel Co., Ltd.	China
POSCO (Suzhou) Automotive Processing Center Co., Ltd.	China
POSCO BIOVENTURES I, L.P.	USA
PT. POSNESIA Stainless Steel Industry	Indonesia
POSEC Hawaii, Inc.	USA
POSCO-China Qingdao Processing Center Co., Ltd.	China
POS-ORE PTY LTD	Australia
POSCO-China Holding Corp.	China
POSCO-JAPAN Co., Ltd.	Japan
POS-CD PTY LTD	Australia
POS-GC PTY LTD	Australia
POSCO-India Private Limited	India
POS-India Pune Processing Centre Pvt. Ltd.	India
POSCO-JEPC Co., Ltd.	Japan
POSCO-CFPC Co., Ltd.	China
POSCO E&C CHINA Co., Ltd.	China
POSCO MPPC S.A. de C.V.	Mexico
Zhangjigang Pohang Port Co., Ltd.	China
Qingdao Pos-metal Co., Ltd.	China
POSCO-VIETNAM Co., Ltd.	Vietnam
POSCO MEXICO S.A. de C.V.	Mexico
POSCO India Delhi Steel Processing Centre Private Limited	India
POSCO-Poland Wroclaw Processing Center Sp. z o. o.	Poland
POS-NP PTY LTD	Australia
POSCO-Vietnam Processing Center Co., Ltd.	Vietnam
POSCO(Chongqing) Automotive Processing Center Co, Ltd.	China
SUZHOU POSCO-CORE TECHNOLOGY CO., LTD.	China
POSCO-Malaysia SDN. BHD.	Malaysia
POS-Minerals Corporation	USA
POSCO(Wuhu) Automotive Processing Center Co., Ltd.	China
POSCO Engineering and Construction India Private Limited	India
POSCO E&C SMART S DE RL DE CV	Mexico
POSCO Philippine Manila Processing Center, Inc.	Philippines
POSCO Gulf SFC LLC	UAE
Dalian POSCO ICT-DONGFANG Engineering Co., Ltd.	China

SANPU TRADING Co., Ltd.	China
Zhangjiagang BLZ Pohang International Trading	China
POSCO MEXICO HUMAN TECH S.A. de C.V.	Mexico
POSCO MESDC S.A. DE C.V.	Mexico
POSCO-ICT China	China
DWEMEX, S.A.DE.C.V.	Mexico
POSCO MPC Servicios S.A. de C.V.	Mexico
POSCO-Uruguay S.A.	Uruguay
Pos-Sea Pte Ltd	Singapore
POSCO Europe Steel Distribution Center	Slovenia
VENTUS LIMITED	England
Zeus(Cayman)	Cayman Islands
POSCO VST CO., LTD.	Vietnam
POSCO Maharashtra Steel Private Limited	India
POSCO India Chennai Steel Processing Centre Pvt.Ltd.	India
POSCO TNPC Otomotiv Celik San. Ve Tic. A.S	Turkey
POSCO Vietnam Ha Noi Processing Center Co., Ltd.	Vietnam
POSCO(Liaoning) Automotive Processing Center Co., Ltd.	China
POSCO-Indonesia Jakarta Processing Center	Indonesia
POSCO E&C VENEZUELA C.A.	Venezuela
Motta Resources Indonesia	Indonesia
POSCO TMC INDIA PRIVATE LIMITED	India
POSCO America Alabama Processing Center Co., Ltd.	USA
PT PEN INDONESIA	Indonesia
POSCO(Yantai) Automotive Processing Center Co., Ltd.	China
POSCO India Steel Distribution Center Private Ltd.	India
POSCO China Dalian Plate Processing Center Co., Ltd.	China
POSCO-South Asia Company Limited	Thailand
POSCO SS-VINA	Vietnam
POSCO-NCR Coal Ltd.	Canada
POSCO WA PTY LTD	Australia
POSCO Engineering and Construction – UZ	Uzbekistan
POSCO AUSTRALIA GP PTY LIMITED	Australia
Daewoo International (America) Corp.	USA
Daewoo International (Deutschland) GmbH.	Germany
Daewoo International Japan Corp.	Japan
DAEWOO INTERNATIONAL SINGAPORE PTE. LTD.	Singapore
Daewoo Italia S.r.l.	Italy
Daewoo (China) Co., Ltd.	China
DAEWOO TEXTILE FERGANA LLC	Uzbekistan
DAEWOO TEXTILE BUKHARA LLC	Uzbekistan
DAEWOO INTERNATIONAL AUSTRALIA HOLDINGS PTY LTD	Australia
Daewoo Paper Manufacturing Co., Ltd.	China
Tianjin Daewoo Paper Manufacturing Co., Ltd.	China
POSCO MAURITIUS LIMITED	Mauritius
PT. KRAKATAU POSCO	Indonesia
Myanmar Daewoo Limited	Myanmar
DAEWOO INTERNATIONAL MEXICO S.A. DE C.V.	Mexico
Daewoo International Guangzhou Corp.	China
DAEWOO STC VINA LTD.	Vietnam
Daewoo (M) SDN. BHD.	Malaysia
Daewoo CANADA LTD.	Canada
Daewoo EL SALVADOR S.A. DE C.V.	El Salvador
GEZIRA TANNERY CO., LTD.	Sudan
POSCO (Zhangjiagang) STS Processing Center Co., Ltd.	China

Daewoo International (M) SDN BHD	Malaysia
Daewoo International SHANGHAI CO., LTD.	China
DAEWOO POWER AND INFRA (PTY) LTD.	South Africa
PGSF, L.P.	USA
Xenesys Inc.	Japan
Daewoo International INDIA Private Ltd.	India
TECHREN Solar, LLC	USA
PT. POSCO E&C INDONESIA	Indonesia
HUME COAL PTY LTD	Australia
Daewoo HANDELS GmbH	Germany
POSCO FOUNDATION	India
EPC EQUITIES LLP	England
SANTOS CMI INC CONSTRUCTION TRADING LLP	England
SANTOS CMI INC. USA	USA
SANTOS CMI ENGENHARIA E CONSTRUCOES LTDA	Brazil
SANTOS CMI PERU S.A.	Peru
SANTOS CMI COSTA RICA S.A.	Costa Rica
SANTOS CMI CONSTRUCCIONES S.A.	Uruguay
GENTECH INTERNATIONAL INC.	Panama
EPC INVESTMENTS C.V.	The Netherlands
INGENIERiA Y CONSTRUCCION HOLAND CO S.A.	Ecuador
ASESORiA Y SERVICIOS EPC S.A CHILE	Chile
SANTOSCMI S.A.	Ecuador
SANTOSCMI CONSTRUCCIONES DE CHILE S.A.	Chile
S&K –SANTOSCMI S.A. DE C.V.	Mexico
COMPANIADEAUTOMATIZACION&CONTROL, GENESYS S.A.	Ecuador
VAUTIDAMERICAS S.A.	Ecuador
SANTOS CMI Constructions Argentina S.A.	Argentina
POSCO ENGINEERING & CONSTRUCTION DO BRAZIL LTDA.	Brazil
POSCO Electrical Steel India Private Limited	India
Daewoo International Cameroon S.A.	Cameroon
POSCO ASSAN TST STEEL INDUSTRY	Turkey
HONG KONG POSCO E&C (CHINA) INVESTMENT Co., Ltd.	Hong Kong
POSCO Klappan Coal Ltd.	Canada
DAESAN (CAMBODIA) Co., Ltd.	Cambodia
Brazil Sao Paulo Steel Processing Center	Brazil
POSCO(Dalian) IT Center Development Co., Ltd.	China
PT.POSCO RESOURCES INDONESIA	Indonesia
PT. POSCO ICT INDONESIA	Indonesia
PT. POSCO MTECH INDONESIA	Indonesia
PT. KRAKATAU POSCO ENERGY	Indonesia
POSCO RUS LLC	Russia
POSCO Thainox Public Company Limited	Thailand
DAEWOO INTERNATIONAL SHANGHAI WAIGAOQIAO CO., LTD.	China
PT. Bio Inti Agrindo	Indonesia
POSCO ENGINEERING AND CONSTRUCTION AUSTRALIA (POSCO E&C AUSTRALIA) PTY LTD	Australia
POSCO-TISCO (JILIN) PROCESSING CENTER Co., Ltd.	China
Hunchun Posco Hyundai International Logistics Complex Development Co., Ltd	China
USA-SRDC	USA
Daewoo International Vietnam Co., Ltd.	Vietnam
PT.Krakatau Posco Chemtech Calcination	Indonesia
POSCO AFRICA (PROPRIETARY) LIMITED	South Africa
EPC INGENIERIA & SERVICIOS DE COSTA RICA SA	Costa Rica
POSCO ICT BRASIL	Brazil
LA-SRDC	USA

DONG FANG JIN HONG	China
PRODUCTOS OFERTAS SISTEMAS Y COMERCIALIZADORA ORIENTAL S DE RL DE CV	Mexico
POSCO(Guangdong) Automotive Steel Co., Ltd.	China
POSCO MAPC SA DE CV	Mexico
POSCO AMERICA COMERCIALIZADORA S DE RL DE CV	Mexico
POSCO ENGINEERING (THAILAND) CO., LTD.	Thailand
POSCO YongXin Rare Earth Metal Co., Ltd.	China
POSCO-Mory-Maruyasu PIPE	Japan
PT KRAKATAU BLUE WATER	Indonesia
KRAKATAU POS-CHEM DONG-SUH CHEMICA	Indonesia
Myanmar Daewoo International Corporation	Myanmar
POSCO-Italy Processing Center	Italy
DAEWOO E&P CANADA CORPORATION	Canada
Yingkou Puxiang Trade Co.,Ltd.	China
Myanmar POSCO C&C Company, Limited.	Myanmar
POSCO ICT VIETNAM	Vietnam
Daewoo Global Development. Pte., Ltd	Myanmar
Myanmar POSCO Engineering&Construction Company, Limited.	Myanmar
POSCO COATED STEEL (THAILAND) CO., LTD.	Thailand

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